UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2011

AngioDynamics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50761	11-3146460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

603 Queensbury Avenue, Queensbury, New York	12804

(Address of Principal Executive Offices)	(Zip Code)

(518) 798-1215

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   AngioDynamics Employee Stock Purchase Plan

On October 17, 2011, AngioDynamics, Inc. (“AngioDynamics”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”), at which AngioDynamics’ shareholders approved an amendment to the AngioDynamics, Inc. 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock that may be offered under the plan from 3,750,000 to 4,750,000 shares.  The board of directors approved the amendment, subject to shareholder approval, on September 2, 2011.

The material features of the AngioDynamics, Inc. 2004 Stock and Incentive Award Plan are filed herewith as Exhibit 99.1 and incorporated herein by reference.  The above description of the AngioDynamic, Inc. 2004 Stock and Incentive Award Plan is qualified in its entirety by reference to the copy of such plan filed herewith as Exhibit 10(b) and incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

(a)	AngioDynamics’ Annual Meeting was held on October 17, 2011.

(b)	Shareholders voted on the matters set forth below.

1.	The nominees for election to the Board of Directors were elected, each as a Class II director to serve until the 2014 Annual Meeting of Shareholders, based upon the following votes:

Nominee	Votes For	Withheld	Broker Non Votes
Vincent A. Bucci	19,123,375	1,713,704	3,054,902
Howard W. Donnelly	19,070,382	1,766,697	3,054,902
Joseph M. DeVivo	19,380,933	1,456,146	3,054,902

2.
The proposal to ratify the appointment of PricewaterhouseCoopers LLP as AngioDynamics’ independent registered public accounting firm for the fiscal year ending May 31, 2012 was approved based upon the following votes:

Votes for approval	23,850,630
Votes against	27,267
Abstentions	14,084
There were no broker non-votes for this item.

3.
The proposal to approve an amendment to the AngioDynamics, Inc. 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock that may be offered under the plan from 3,750,000 to 4,750,000 was approved based upon the following votes:

Votes for approval	17,011,486
Votes against	3,474,884
Abstentions	350,709
Broker non votes	3,054,902

4.
The proposal to approve the performance objectives under the AngioDynamics, Inc. 2004 Stock and Incentive Award Plan in accordance with the shareholder approval requirements of Section 162(m) of the Internal Revenue Code was approved based upon the following votes:

Votes for approval	20,002,412
Votes against	468,400
Abstentions	359,057
Broker non votes	3,054,902

5.	The proposal to approve, on an advisory basis, AngioDynamics’ overall executive compensation policies and procedures for its named executive officers was approved based upon the following votes:

Votes for approval	19,402,136
Votes against	763,814
Abstentions	671,129
Broker non votes	3,054,902

6.	The proposal on the frequency of future advisory votes on executive compensation received the following votes:

For 3 Years	1,132,828
For 2 Years	75,482
For 1 Year	18,962,757
Abstentions	666,009
Broker-Non Votes	3,054,902

See Item 5.07(d) below.

(c)	Not applicable.

(d)	Based upon the results set forth in item (b) (6) above, the Board of Directors has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis.

Item 9.01 – Financial Statements and Exhibits.

(d)               Exhibits.

Exhibit No.	Description

10(b) 99.1	AngioDynamics, Inc. 2004 Stock and Incentive Award Plan (as amended). Summary of the AngioDynamics, Inc. 2004 Stock and Incentive Award Plan (as amended).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIODYNAMICS, INC.

Date: October 19, 2011	By:	/s/ D. Joseph Gersuk
D. Joseph Gersuk
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10(b) 99.1	AngioDynamics, Inc. 2004 Stock and Incentive Award Plan (as amended). Summary of the AngioDynamics, Inc. 2004 Stock and Incentive Award Plan (as amended).